NEUBERGER BERMAN
INCOME TRUST(REGISTERED)

Supplement to the Prospectus dated March 2, 1998

The third and fifth paragraphs under the section entitled "Management and Administration -- Investment Manager, Administrator, Distributor, and Sub-Adviser" (pages 20-21) are revised to read as follows:

         Theodore P. Giuliano and Catherine Waterworth are primarily responsible for day-to-day management as co-managers of the Portfolio.

         Ms. Waterworth has been a co-manager of the Portfolio and a Portfolio Manager in the Fixed Income Group since December 1998. From June 1995 to August 1998 she was a Managing Director, High Grade Fixed Income, for TCW Group, Inc.; previously, she was a senior officer at Continental Asset Management Co.

         The date of this Supplement is December 18, 1998.